EXHIBIT 23.2

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statements (on Form S-3 No. 333-53992 and Forms S-8 Nos. 333-43252, 333-79447, 333-69919,
333-32297, 333-12913, 033-92436, 033-92470, 033-85366, 033-66186 and 033-54674)
of our report dated February 22, 2000, with respect to the consolidated financial statements of Ligand Pharmaceuticals Incorporated included in its Annual Report (Form 10-K) for the year ended December 31, 2000.




                                                        Ernst & Young LLP
                                                        San Diego, California
                                                        March 26, 2001